                                                                                                                                                        Exhibit 99.2

Euronet
WORLDWIDE

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Welcome to Euronet Worldwide

Q3 2003 Corporate Results

October 28, 2003

Presenters

Michael J. Brown, Chairman & CEO

Rick L. Weller, EVP & CFO

Jeff B. Newman, EVP & General Counsel

Symbol: EEFT

www.euronetworldwide.com

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2

Euronet WORLDWIDE

Forward-Looking Statements

Statements contained in this presentation, which concern
Euronet’s or its management's intentions, expectations, or
predictions of future performance, are forward-looking
statements. Euronet's actual results may vary materially
from those anticipated in such forward-looking statements
as a result of a number of factors, including: technological developments affecting the market for the Company’s
products and services; foreign exchange fluctuations; and
changes in laws and regulations affecting the Company's
business. These risks and other risks are described in the
company's periodic filings with the Securities and Exchange
Commission, including but not limited to Euronet's Form
10-Q for the periods ended March 31, 2003 and June 30,
2003 and its Form 10-K for the year ended December 31,
2002. Copies of these filings may be obtained by contacting
the Company or the SEC.

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Euronet WORLDWIDE

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Rick L. Weller

Chief Financial Officer

Q3 2003 Financial Report

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Euronet WORLDWIDE

Q3 2003 Financial Report:
   Financial Highlights

Revenue – $53.1 million

10% increase over $48.1 million in Q2 2003

197% increase over Q3 2002

Operating Income – $3.7 million

32% increase over $2.8 million in Q2 2003

$4.3 million change over last year’s <$0.6> million

EBITDA - $6.8 million

15% increase over $5.9 million in Q2 2003

255% increase over Q3 2002

EPS - $0.06 (excluding FX and discontinued ops losses)

Compared to $0.01 for Q2 2003, excluding FX loss

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Euronet’s Business Segments

More than 90% of revenues are recurring

Corporate

EFT
Processing

Software
Solutions,
including R&D

Prepaid
Processing

EMEA

Asia Pacific

Europe

Asia Pacific

U.S.-PaySpot

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60
50
40
30
20
10
0
Millions
Q4 02
Q1 03
Q2 03
Q3 03

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Quarterly Transaction Growth:
EFT & Prepaid Processing Combined

Note: Data includes January 2003 e-pay transactions

EFT

EFT

EFT

EFT

Prepaid

Prepaid

Prepaid

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60
50
40
30
20
10
0
USD Millions
Q4 02
Q1 03
Q2 03
Q3 03

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Euronet WORLDWIDE

Note: e-pay’s January 2003 revenue is not included.

Quarterly Processing Revenue Growth:
                EFT & Prepaid Processing Combined

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60
50
40
30
20
10
0
USD Millions
Q4 02
Q1 03
Q2 03
Q3 03

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Q3 2003 Financial Report:
   Q3 2003 Consolidated Revenue

Note: For comparability purposes, Q4 2002 data adjusted to exclude $4.1 million from the U.K. ATM operations and include $420,000 for the U.K.
outsourcing agreement. e-pay’s January 2003 revenue is not included.

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7
6
5
4
3
2
1
0
-1
-2
USD Millions
Q4 02
Q1 03
Q2 03
Q3 03

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Q3 2003 Financial Report:
   Consolidated Operating Results & EBITDA

Note: All data excludes discontinued operations and adjusted for the effects of the U.K. sale / outsourcing agreement. e-pay’s January 2003 results are not included. EBITDA is computed by adding depreciation to operating income.

Op
Income

Op
Loss

EBITDA

EBITDA

Op
Income

Op
Income

EBITDA

EBITDA

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Euronet WORLDWIDE

Business Segments:
Q3 2003 Sequential Qrtly Results Comparison

$5.9

(1.5)

-

7.4

0.6

3.7

$3.1

Q2 03

EBITDA

$6.8

(1.9)

-

8.7

0.7

3.9

$4.1

Q3 03

$2.8

(1.5)

-

4.3

0.4

2.7

$1.2

Q2 03

Operating Income

$3.7

(1.9)

(0.1)

5.7

0.4

3.0

$2.3

Q3 03

Q3 03

Q2 03

$48.1

-

(0.1)

48.2

3.8

32.2

$12.2

Revenue

(0.1)

Eliminations /
Rounding

$53.1

Consolidated

-

Corporate

53.0

Total

3.6

Software/R&D

36.5

Prepaid Processing

$12.9

EFT Processing

USD Millions

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Q3 2003 Financial Report:
   Balance Sheet – Highlights

$71.8

$97.5

$78.7

$40.8

$13.1

$45.3

$58.4

6/30/2003

(in millions)

$68.7

$104.0

$80.0

$50.0

$12.9

$43.4

$56.2

9/30/2003

(in millions)

Total Debt

Current Liabilities

Goodwill & Intangibles

Accounts Receivable

Unrestricted Cash

Restricted Cash

Total Cash

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Q3 2003 Financial Report:
           Balance Sheet – Other Items (USD Millions)

*Includes $7.4 million convertible debt.

Debt at end of Q2 2003

$71.8

Exchange rate impact and
capital leases

$1.0

Payments

$<4.1>

Debt at end of Q3 2003

$68.7

Payment on acquisition
debt-October 2003

$<4.0>

Debt balance end of Oct

$64.7*

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Euronet WORLDWIDE

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Michael J. Brown

Chairman & CEO

Business Overview

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EFT Processing Segment

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USD Millions
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
Q1 '03
Q2 '03
Q3 '03

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Euronet WORLDWIDE

EFT Processing:
                  Operating Income & EBITDA

EBITDA

Op

Income

Op

Income

EBITDA

EBITDA

Op

Income

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Euronet WORLDWIDE

EFT Processing:
   Q3 2003 Financial Highlights (USD Millions)

Total

EMEA

Asia Pacific

Revenue

$12.9

$12.8

$ 0.1

Op Income

$2.3

$2.9

$<0.6>

EBITDA

$4.1

$4.6

$<0.5>

23% op income margin in EMEA up from 14%
margin in Q2

16% op income margin if excluding the net benefits
of the Hungarian ATM sale

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Euronet WORLDWIDE

EFT Processing:
Q3 2003 Business Highlights

EMEA

Raiffeissen Romania– 600 ATMs and 2,700 POS terminals
outsourcing, plans to add 300 ATMs and 3,300 POS terminals
in 24 months

HVB Poland – 700+ ATMs outsourced

Hungary sale – Sold 272 “Category 1” ATMs to a bank and
signed a 5+ year outsourcing agreement

India

Cashnet India shared network - 1,460 live ATMs –
2,320 ATMS contracted

IDBI Bank – 26 outsourced ATMs now live; 200 ATMs by
end of 2003

New outsourcing agreement – 75 ATMs

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EFT Processing:
  ATM Categories by Quarter

3,254

1,721*

702

831*

Live
09/30/03

1,666

874

792

N/A

Under
Contract

After
Implement-
ation

Live
06/30/03

3,120

1,295

690

1,135

4,920

2,595

1,494

831

Total ATMs

ATM Category 3

Bank-owned, Euronet-driven

ATM Category 2

Euronet-owned, bank-branded

ATM Category 1

Euronet-owned & branded

Devices

*ATM counts are adjusted for the sale and subsequent outsourcing contract in
Hungry; 272 Category 1 ATMs transferred to Category 3.

Note: All data excludes discontinued operations.

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FINLAND
RUSSIA
North Sea
NORWAY
SWEDEN
ESTONIA
LITHUANIA
BELARUS
UKRAINE
FRANCE
ITALY
BULGARIA
SPAIN
TURKEY
SYRIA
Mediterranean Sea

19

Hungary

Total:  413

Greece

Total:  169

United
Kingdom

Total:  823

Germany

Total:  392

Poland

Total:  916

Croatia

Total:  149

Czech Republic

Total:  108

Egypt

Total:  86

EFT Processing:
                Q3 2003 ATMs by Country

Kosovo

Total:  10

India

Total:  26

Slovakia

Total:  162

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EFT Processing:
                                   Q3 2003 ATM Categories by Country

162

162

0

0

Slovakia

413

272

141

0

Hungary

108

5

10

93

Czech Rep

86

86

0

0

Egypt

26

0

26

0

India

169

169

0

0

Greece

916

42

522

352

Poland

3,254

1,721

702

831

Total

10

10

0

0

Kosovo

149

149

0

0

Croatia

392

3

3

386

Germany

823

823

0

0

U.K.

Total

Category 3

Category 2

Category 1

Country

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Euronet WORLDWIDE

Prepaid Processing Segment

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4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
USD Millions
Q1 '03
Q2 '03
Q3 '03

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Euronet WORLDWIDE

Prepaid Processing:
                  Operating Income & EBITDA

EBITDA

EBITDA

Op

Income

Note: In accordance with U.S. GAAP, e-pay results consolidated with EEFT from effective date February 3, 2003 and forward.

Jan.

Op

Income

Op

Income

EBITDA

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Prepaid Processing:
                                   Q3 2003 Financial Highlights

Revenue - $36.5 million

13% increase over $32.2 million in reported Q2 2003

Op income - $3.0 million

11% increase over $2.7 million in reported Q2 2003

25% increase if equalized incentive compensation

$3.45 million without purchase price intangible
amortization

EBITDA - $3.9 million

6% increase over $3.7 million in reported Q2 2003

17% increase if equalized incentive compensation

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Prepaid Processing:
Q3 2003 Business Highlights

Retailers update

Independent retailers (500 in U.K. & 300 in
Poland)

Iceland convenience stores (full roll-out)

Tesco supermarket stores (U.K. & Ireland)

Sainsbury’s supermarket stores (3rd largest in
U.K.)

Mobile operator conversion to electronic top-
up continues (T-Mobile)

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Prepaid Processing:
Q3 2003 Business Highlights

Markets Summary — points of sale

U.K. – 62,000 POS

Australia – 4,700 POS

New Zealand – 700 POS

Poland – 400 POS

Ireland – 1,000 POS

United States – PaySpot - 1,900 POS (AIM)

Malaysia – 3,700 POS

Indonesia – 600 POS

Current Prepaid Total POS Count –
Approx 75,000

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Software Solutions Segment,
including R&D

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Software Solutions, including R&D:
    Q3 2003 Financial Highlights

Financial Highlights

Q3

YTD

Revenue

$3.7 million

$11.4 million

Op income

$0.4 million

$1.0 million

EBITDA

$0.7 million

$1.8 million

Other Highlights

Q3

YTD

Contract sales

$3.6 million

$9.9 million

Software backlog of $5.5 million

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Software Solutions, including R&D:
     Q3 2003 Business Highlights

Onsite implementations in 17 different
countries YTD

Splitska Banka signs large software
contract

Internet Banking - installed at three sites
with five more in the pipeline

Five upgrade projects completed, including
our third largest customer in terms of
transaction volume

Successful User Forum and training held in
Little Rock in Sept.

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Q3 2003 Summary

Positive EPS of $0.06 in Q3, excluding FX & disc. ops

Year-to-date EPS is $0.04, excluding FX and gain on
sale of U.K. network

All three business lines show good Q-on-Q
improvement

Additional 1,400+ new outsourced ATMs under
contract

New retailer contracts for prepaid segment in multiple
markets

$4.1 million debt payments in Q3 and $4.0 million debt
payments subsequent to September 30

Payoff of $8.5 million cash flow loan note to e-pay
owners

No change in our 2003 expectations

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Euronet WORLDWIDE

Michael Brown

Chairman & CEO

Rick Weller

EVP & CFO

Jeff Newman

EVP & Corporate Counsel

Questions?

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Euronet WORLDWIDE

Supplemental Data:

                                    The following schedules provided a full reconciliation of
Non-GAAP Financial Measures.

                                    Management believes that EBITDA is an important
measure of the Company’s current performance of business units without consideration of financing expenses, depreciation and amortization of historical capital expenditures which do not have a current period operating cash effect.

                                    Additionally,management analyzes historical results
adjusted for certain items that are incremental to the baseline of the business or that are non-operational in nature. Generally these items include gains or losses associated with the sale of the business assets or operations, market development costs, foreign exchange translations, discontinued operations and other similar items. Management believes the exclusion of these items provides a better basis for evaluating the underlying business unit performance.

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Supplemental Data:
Reconciliation of Net Income to EBITDA for Euronet
Worldwide

Q3 2003

(USD Millions)

Consolidated

Net Income

$1.4

Taxes

0.7

FX

0.2

Equity in Income from Subs

(0.2)

Interest Expense

1.8

Interest Income

(0.3)

Depreciation

3.1

Rounding

0.1

EBITDA

$6.8

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Euronet WORLDWIDE

Supplemental Data:
Reconciliation of Net Income to EBITDA for Euronet
Worldwide

Q2 2003

(USD Millions)

Consolidated

Net Income

$(2.8)

Taxes

0.9

FX

3.1

Equity in Income from Subs

(0.1)

Interest Expense

1.9

Interest Income

(0.3)

Depreciation

3.1

Rounding

0.1

EBITDA

$5.9

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Euronet WORLDWIDE

Supplemental Data:
Reconciliation of Net Income to EBITDA for Euronet
Worldwide

Q1 2003

(USD Millions)

Consolidated

Net Income

$15.4

Taxes

0.7

FX

1.8

Interest Expense

1.6

Interest Income

(0.4)

Equity in Income from subs

0.0

Gain on U.K. sale

(18.0)

Depreciation

2.8

EBITDA

$3.9

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Euronet WORLDWIDE

Supplemental Data:
Reconciliation of Net Income to EBITDA for Business
Segments

Q3 2003

(USD Millions)

Prepaid

Software

Corp

Net Income

$2.8

$0.4

$(3.4)

Taxes

0.8

0.0

(0.5)

FX

0.0

0.0

0.2

Interest Expense

0.0

0.0

1.7

Interest Income

(0.3)

0.0

0.0

Equity-Income from subs

(0.3)

0.0

0.0

Depreciation

0.9

0.3

0.0

EBITDA

$3.9

$0.7

$(2.0)

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Supplemental Data:
Reconciliation of Net Income to EBITDA for Business
Segments

Q2 2003

(USD Millions)

Prepaid

Software

Corp

Net Income

$(0.7)

$0.4

$(3.2)

Taxes

0.5

0.0

0.1

FX

3.4

0.0

0.3

Interest Expense

0.0

0.0

1.8

Interest Income

(0.3)

0.0

0.0

Equity-Income from subs

(0.1)

0.0

0.0

Gain on U.K. sale

0.0

0.0

(0.5)

Depreciation

0.9

0.2

0.0

EBITDA

$3.7

$0.6

$(1.5)

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Euronet WORLDWIDE

Supplemental Data:
Reconciliation of Net Income to EBITDA for Business
Segments

EFT Processing

Q3 2003

(USD Millions)

Total

EMEA

Asia Pacific

Net Income

$1.6

$2.2

$ (0.6)

Taxes

0.5

0.5

0.0

Interest Expense

0.1

0.1

0.0

Depreciation

1.8

1.7

0.1

Rounding

0.1

0.1

0.0

EBITDA

$4.1

$4.6

$ (0.5)

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Euronet WORLDWIDE

Supplemental Data:
Reconciliation of Net Income to EBITDA for Business
Segments

EFT Processing

Q2 2003

(USD Millions)

Total

Net Income

$1.2

Taxes

0.4

FX

(0.6)

Interest Expense

0.2

Depreciation

1.9

EBITDA

$3.1

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Euronet WORLDWIDE

Supplemental Data:
Reconciliation of Net Income to EBITDA for Business
Segments

YTD Q3 2003

(USD Millions)

Software

Net Income

$1.0

Depreciation

0.8

EBITDA

$1.8

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Supplemental Data:
Reconciliation of Revenue & Operating Income as Adjusted
for U.K. Sale and Outsourcing Contract

EFT Processing

Q4 2002

(USD Millions)

Revenue

Operating Income

As reported Q4 ‘02

$15.5

$(0.9)

Less: U.K.

(4.1)

(1.0)

Add: U.K. Outsourcing

0.4

0.4

Rounding

        -

       0.1

Adjusted for U.K. Sale &
Outsourcing Agreement

$11.8

$(1.4)

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Supplemental Data:
Reconciliation of Prepaid Processing Division Operating Income
Excluding Intangible Amortization Expense

$3.45

Results before amortization
expense of intangible assets

   0.45

Add: Amortization of Acquired
Intangible Assets

$3.00

Results as reported

Operating Income

Q3-2003

(USD millions)

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Euronet WORLDWIDE

Supplemental Data:
Reconciliation of YTD-03 EPS to EPS without Gain on the Sale of the U.K. ATM
Network, Foreign Exchange Losses and Discontinued Operations Losses

(USD Millions, except per share data)

$0.04

Adjusted EPS without FX loss,
discontinued operations and U.K. Gain

29.0

Weighted Average Shares, in millions

$1.2

Adjusted Net Income without FX,
Discontinued Operations and U.K. Gain

$(18.0)

Less: Gain on the Sale of the U.K.

$5.2

Add: Foreign Exchange Loss and
Discontinued Operations

$14.0

Net Income as Reported:

Nine months
ended
Sept. 30, 2003